Exhibit 99.1
February 2006 Nasdaq: MYOG

Forward Looking Statements Some of the matters discussed in this presentation contain forward-looking statements that involve significant risks and uncertainties, including statements relating to the completion and reporting of results from the Company's clinical trials and the potential advantages of Myogen's product candidates. Actual results could differ materially from those projected and the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, the presentation. Among other things, the projected commencement and completion of any of the Company's clinical trials and the dissemination of the results of the clinical trials may be affected by difficulties or delays, including difficulties or delays caused by regulatory issues, patient enrollment, patient treatment, data collection or data analysis. In addition, the Company's results may be affected by its effectiveness at managing its financial resources, its ability to successfully develop and market its current products, difficulties or delays in manufacturing its products, and regulatory developments involving current and future products. Delays in clinical programs, whether caused by competition, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company's financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. Preliminary clinical trial results may not be confirmed upon full analysis of the detailed results of a trial. If the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. Even if the Company's product candidates meet safety and efficacy endpoints, regulatory authorities may not approve them, or the Company may face post-approval problems that require the withdrawal of its product from the market. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing of and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. Myogen is at an early stage of development and may not ever have any products that generate significant revenue. It is Myogen's policy to update or reconfirm its public guidance only by issuing a press release or filing updated guidance in a publicly accessible document with the SEC. Clinical guidance is as of February 1, 2006 and financial guidance relating to the Company's current cash, cash equivalents and investments is as of November 2, 2005. Myogen undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations.

Myogen Highlights Therapeutics for Cardiovascular Diseases Late-stage Product Pipeline Ambrisentan for PAH (positive Phase 3 results - Dec 2005) Darusentan for RHTN (positive Phase 2b results - Aug 2005) Commercial Rights Retained Integrated Target and Drug Discovery Platform Drug Discovery and Development Collaboration with Novartis

Management Team J. William Freytag, PhD President & CEO Michael Bristow, MD, PhD Chief Medical & Science Officer Michael Gerber, MD SVP Clinical Development & Regulatory Affairs Richard Gorczynski, PhD SVP Research & Development John Julian SVP Commercial Development Joseph Turner SVP Finance & CFO Andrew Dickinson VP & General Counsel SOMATOGEN

Business Strategy Selectively in-license or acquire compounds in clinical development for which we have a unique ability to add value Leverage our understanding of heart failure at the molecular level in the discovery and development of disease modifying therapeutics

Myogen Product Portfolio

Myogen Product Portfolio

Pulmonary Arterial Hypertension (PAH) Severely debilitating, life-threatening disease Estimated 200,000 individuals worldwide have PAH Multiple etiologies Primary pathogenesis is pulmonary endothelial cell dysfunction or injury leading to: Vasoconstriction Smooth-muscle cell and endothelial cell proliferation Thrombosis

PAH Therapies (estimated 2004 sales) ERAs Prostacyclin Analogs PDE-5 Inhibitors Other Sales 372.89 311.91 2 5.671 Total: $690.5 million Endothelin Receptor Antagonists 54% Prostacyclin Analogs 45% CCBs, Vit. K Antagonists, Diuretics 1% PDE-5 Inhibitors 0% Sources: Decision Resources PAH Cardium (2/2005); Myogen estimates Premium Pricing Concentrated Patient & Physician Base

Ambrisentan ETA-selective High potency and oral bioavailability Long half-life (9-15 hours) No significant p450 induction or inhibition No active metabolite - excreted in feces Linear pharmacokinetics Patent protection through 2015 Orphan drug designation in US and EU Ambrisentan is a second-generation ERA

Ambrisentan Potential Advantages Efficacy Delay in clinical worsening Robust improvements in exercise capacity Early on-set and durable efficacy Comparable efficacy in Class II and Class III Dose flexibility Safety profile and ease of use Once daily dosing No apparent drug-drug interactions with other PAH therapies Low incidence and severity of liver toxicity

Ambrisentan Clinical Program Phase 1 Phase 2 Phase 3 Healthy Volunteers Single Dose 63 subjects Healthy Volunteers Multiple Dose 30 subjects, 10 days AMB-220 Dose-Ranging 64 subjects, 12 wk Open-label Extension 12 wk Phase 2 Long-term AMB-220-E Phase 3 AMB-320 (ARIES-1) Primarily U.S. 202 subjects, 12 wk, 3 arm, 5 and 10 mg Phase 3 AMB-321 (ARIES-2) Primarily Europe 192 subjects, 12 wk, 3 arm, 2.5 and 5 mg ARIES Long-term AMB-320/321-E ARIES-2 positive results reported Dec'05; ARIES-1 fully enrolled with data expected Q2'06

ARIES-2 Results Achieved primary efficacy endpoint: 5 mg of ambrisentan improved the placebo-corrected mean 6MWD by 59.4 meters (p = 0.0002) 2.5 mg of ambrisentan improved the placebo-corrected mean 6MWD by 32.3 meters (p = 0.0219) Improvements in time to clinical worsening compared to placebo were observed for both the 5 mg dose group (p = 0.0076) and the 2.5 mg dose group (p = 0.0048) No LFTs > 3X ULN in ambrisentan treated groups No apparent drug-drug interactions with warfarin-type anticoagulants

50 60 -20 -10 0 10 20 30 40 Change in 6MWD (meters) Bosentan BREATHE-1 n = 74 Sitaxsentan STRIDE-1&2 n= 55/61 -13 +22 100 mg 100 mg +22 2.5 mg 5 mg -8 Ambrisentan ARIES-2 n= 64/63 Ambrisentan demonstrated significant efficacy 1- Myogen Press Release, December 12, 2005. 2- FDA Briefing Document on Tracleer for CardioRenal Advisory Panel, August 10, 2001 and Tracleer Product Labeling. 3- Barst et al., Sitaxsentan Therapy for Pulmonary Arterial Hypertension, Am J Respir Crit Care Med, (2004) vol. 169, pp 441-447. +49 -10 +25 -7 +27 125 mg P P P P

50 60 0 10 20 30 40 Placebo-corrected ?6MWD (m) +35 100 mg qd 100 mg qd Ambrisentan demonstrated significant efficacy 1- Myogen Press Release, December 12, 2005. 2- FDA Briefing Document on Tracleer for CardioRenal Advisory Panel, August 10, 2001 and Tracleer Product Labeling. 3- Barst et al., Sitaxsentan Therapy for Pulmonary Arterial Hypertension, Am J Respir Crit Care Med, (2004) vol. 169, pp 441-447. 3- Galie et al., Sildenafil Citrate Therapy for Pulmonary Arterial Hypertension, NEJM, (2005) vol. 353, pp 2148-2157. +31 +35 125 mg bid 70 +45 20 mg tid Sildenafil SUPER-1 n = 69 +32 2.5 mg qd 5 mg qd +59 Bosentan BREATHE-1 n = 74 Sitaxsentan STRIDE-1&2 n= 55/61 Ambrisentan ARIES-2 n= 64/63

*p < 0.0001 36* 47* 37* 52* 55* 38* 0 20 40 60 80 Week 12 Feb 2005 Change in 6MWD (meters) All Subjects AMB Therapy AMB Monotherapy Mean exposure = 1.7 years Maximum exposure = 2.3 years Olschewski et al ERS 2005 Ambrisentan Phase 2 Long-term Data

Observed Survival NIH Predicted Survival 50 60 70 80 90 100 0 200 400 600 800 Days Event-free patients (%) 1-yr : 92% vs. 73% 2-yr : 89% vs. 62% Olschewski et al ERS 2005 Ambrisentan apparent survival benefit IPAH Patients

LFT Rescue Study (AMB-222) 36 patients IPAH, FPAH, or PAH associated with CTD, CHD, anorexigen use, or HIV Patients who previously discontinued bosentan, sitaxsentan, or both, due to AST / ALT > 3xULN Ambrisentan 2.5 mg for 4 weeks, 5 mg thereafter (open-label) Long-term treatment with ambrisentan after week 12 Primary endpoint: incidence of confirmed ALT / AST > 3xULN during 12 weeks of therapy that are related to ambrisentan and result in discontinuation of drug Results expected in February '06

Ambrisentan Potential Advantages Efficacy Delay in clinical worsening Robust improvements in exercise capacity Early on-set and durable efficacy Comparable efficacy in Class II and Class III Dose flexibility Safety profile and ease of use Once daily dosing No apparent drug-drug interactions with other PAH therapies Low incidence and severity of liver toxicity

Myogen Product Portfolio

Prevalence of Resistant Hypertension Prevalent Population (2005)* (~65 million in the US) Diagnosed & Treated Population* (~39 million in the US) ~10-30% of Patients on Therapy Do Not Reach Target BP (4-12 million)* * Myogen, Inc. estimates based on syndicated data sources, claims data (2003,2004) and secondary literature.

Resistant Hypertension Individuals with uncontrolled high blood pressure are at significantly greater risk for serious cardiovascular and renal complications JNC 7 defines resistant hypertension as: "... the failure to achieve goal blood pressure in patients who are adhering to full doses of an appropriate three-drug regimen that includes a diuretic." Endothelin is believed to have a critical role in hypertension and progression of kidney disease

Darusentan Characteristics ETA-selective Potential once daily dosing Approximately 1,500 patients studied in prior trials Potent anti-hypertensive properties Well tolerated No evidence of liver toxicity Darusentan is a second-generation ERA with a large safety database

10 mg 50 mg 100 mg 150 mg 300 mg Study Week -2 0 4 6 Randomization Placebo Treatment Period -4 Screening Period Placebo Run-in Withdrawal 10 8 2 100 mg 11 12 Final Safety Visit P P 115 patients randomized 2:1 Darusentan Phase 2b Trial Design

Darusentan Phase 2b Results Achieved primary efficacy endpoint: -11.6 mmHg reduction in systolic BP (p = 0.02) Secondary endpoints also achieved, including: -5.8 mmHg reduction in diastolic BP (p = 0.004) Clinically meaningful reductions in systolic and diastolic b.p. at earlier time points at lower doses Favorable safety profile - generally well tolerated No LFTs > 2X ULN

Darusentan Next Steps Finalize Phase 3 clinical development program End-of-Phase 2 meeting with FDA held in Oct'05 Further interactions with regulatory agencies (US & European) in Q1 Evaluating Special Protocol Assessment Initiate global Phase 3 program Q2 2006

Integrated Target & Drug Discovery Platform Intact human heart gene expression Human cardiomyocyte culture Molecular Targets for Heart Failure Assays, High Throughput Screening & Drug Discovery Validation Cardiac signaling pathways Cardiogenomics Cardioproteomics Fetal Gene Program Heart Tissue Bank Isolated human heart preparations Transcriptomics & proteomics Transgenic animals

Drug Discovery and Development Partnership with Novartis Broad strategic partnership in heart muscle disease Expanded in Q2 2005 to include HDAC inhibitor program Annual research funding to Myogen for 3 years, annually renewable thereafter Significant commitment of Novartis resources Success milestones and royalties on products Co-promotion / profit sharing buy-in by Myogen for substantial portion of commercial economics

Selected Financial Information

2005 Review Completed ARIES-2 enrollment July 21 Darusentan Phase 2b results August 18 Completed $125M financing September 21 ARIES-1 target enrollment November 10 ARIES-2 results December 12

2006 Guidance (as of February 1, 2006)1 AMB-222 Results Feb ARIES-1 Results Q2 Initiate Darusentan Phase 3 Q2 Ambrisentan NDA Submission Q4 1- The guidance was effective on the date it was issued and it is our policy not to publicly or privately confirm prior guidance except in a widely disseminated press release or publicly accessible filing made with the SEC. Myogen undertakes no duty or obligation to update this slide presentation as a result of new information, future events or changes in our expectations.